                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  April 4, 2001
------------------------------
(Date of earliest event reported)


              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                   333-53012                  13-3320910
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
   of Incorporation)              File Number)            Identification No.)


                11 Madison Avenue, New York, New York 10010-3629
--------------------------------------------------------------------------------
                      Address of Principal Executive Office


       Registrant's telephone number, including area code: (212) 325-3629

ITEM 5. OTHER EVENTS.

     Attached as Exhibit 99.1 to this Current Report is a collateral term sheet (the "Collateral Term Sheet") in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2001-CF2 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which has been filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-53012) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement.

     Any statement or information contained in the Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

      Exhibit No.                             Description
  ------------------              ------------------------------
        99.1                            Collateral Term Sheet

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                      CREDIT SUISSE FIRST BOSTON
                                        MORTGAGE SECURITIES CORP.


                                      By: /s/ Debra Huddleston
                                         ---------------------------------------
                                         Name: Debra Huddleston
                                         Title: Vice President



Date:  April 4, 2001

                                  EXHIBIT INDEX
                                  -------------


  Exhibit No.                Description            Paper (P) or Electronic (E)
---------------        ------------------------    -----------------------------
    99.1                 Collateral Term Sheet                 E

                                 CMBS NEW ISSUE

                                  CSFB 2001-CF2

                       COLLATERAL & STRUCTURAL TERM SHEET

                                  $958,054,000

                                  (APPROXIMATE)
                              OFFERED CERTIFICATES

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2001-CF2



                              COLUMN FINANCIAL(TM)
                      a CREDIT SUISSE FIRST BOSTON company



CREDIT SUISSE FIRST BOSTON
                              GOLDMAN, SACHS & Co.
                                                      MORGAN STANLEY DEAN WITTER





--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

I.  Transaction Offering:

------------------------------------------------------------------------------------------------------------------------------------
                           INITIAL     APPROX. %
                          PRINCIPAL     OF TOTAL             INITIAL   ASSUMED
                          BALANCE OR    INITIAL   APPROX.     PASS-    WEIGHTED              EXPECTED
                          NOTIONAL     PRINCIPAL  CREDIT     THROUGH   AVERAGE    EXPECTED   PRINCIPAL   LEGAL
CLASS     RATINGS(1)        AMOUNT      BALANCE   SUPPORT    RATE(2)   LIFE(3)   MATURITY(3) WINDOW(3)   STATUS      SMMEA  ERISA(4)
-----     ----------        ------      -------   -------    -------   -------   ---------------------   ------      -----  --------
Offered Certificates:
A-1     Aaa/AAA/AAA      $47,380,000    4.33%     22.000%      %         2.8        8/05    5/01-8/05    Public       Yes     Yes
A-2     Aaa/AAA/AAA     $153,750,000    14.04%    22.000%      %         4.5        1/06    8/05-1/06    Public       Yes     Yes
A-3     Aaa/AAA/AAA     $129,750,000    11.85%    22.000%      %         6.7       11/09    1/06-11/09   Public       Yes     Yes
A-4     Aaa/AAA/AAA     $523,158,000    47.78%    22.000%      %         9.5        1/11    11/09-1/11   Public       Yes     Yes
B        Aa2/AA/AA       $43,796,000    4.00%     18.000%      %         9.7        1/11    1/11-1/11    Public       Yes     Yes
C          A2/A/A        $49,271,000    4.50%     13.500%      %         9.7        1/11    1/11-1/11    Public        No     Yes
D         A3/A-/A-       $10,949,000    1.00%     12.500%      %         9.7        1/11    1/11-1/11    Public        No     Yes

Non-Offered Certificates

E      Baa1/BBB+/BBB+    $16,423,000     1.50%     11.000%     %         9.7        1/11    1/11-1/11  Private-144A    No     Yes
F       Baa2/BBB/BBB     $18,887,000     1.72%      9.275%     %         9.7        1/11    1/11-1/11  Private-144A    No     Yes
G      Baa3/BBB-/BBB-    $13,960,000     1.27%      8.000%     %         9.7        1/11    1/11-1/11  Private-144A    No     Yes
H       Ba1/BB+/BB+      $16,423,000     1.50%      6.500%     %         9.7        1/11    1/11-1/11  Private-144A    No     No
J        Ba2/BB/BB       $21,898,000     2.00%      4.500%     %         9.7        2/11    1/11-2/11  Private-144A    No     No
K       Ba3/BB-/BB-       $8,211,000     0.75%      3.750%     %         9.8        2/11    2/11-2/11  Private-144A    No     No
L         B1/B+/B+        $9,306,000     0.85%      2.900%     %         9.8        2/11    2/11-2/11  Private-144A    No     No
M         B2/NR/B         $9,854,000     0.90%      2.000%     %         9.8        3/11    2/11-3/11  Private-144A    No     No
N         B3/NR/B-        $5,474,000     0.50%      1.500%     %         9.9        3/11    3/11-3/11  Private-144A    No     No
O         NR/NR/NR       $16,431,165     1.50%      0.00%      %        14.2        1/21    3/11-1/21  Private-144A    No     No
A-X     AAA/Aaa/AAA   $1,094,921,165    100.00%     N/A        %         8.3        1/21       N/A     Private-144A    No     Yes
A-CP    AAA/Aaa/AAA     $528,286,000     48.25%     N/A        %         7.0        4/08       N/A     Private-144A    No     Yes
------------------------------------------------------------------------------------------------------------------------------------

(1) Moody's Investors Service, Inc. / Standard & Poor's Ratings Services / Fitch, Inc.

(2) Classes _, _ and _ will be fixed rate. Classes _, _ and _ will be fixed subject to the net WAC of the pool.

(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Expressed in years.

(4) Expected to be eligible for Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated's individual prohibited transaction exemption under ERISA.

MORTGAGE LOAN SELLER PROFILE:
-----------------------------

Column Financial, Inc., "Column", will be selling 182 mortgage loans, representing 100% of the initial mortgage pool balance to the Trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 2,100 commercial mortgage loans, totaling approximately $11.0 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 19 production offices located throughout the country. All of the Column mortgage loans in this transaction were originated or acquired between 1998 and 2001.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

II.      COLLATERAL OVERVIEW(1)

    o    MORTGAGE LOAN POOL

         Initial Mortgage Pool Balance:  $1,094,921,165
         Average Cut-off Date Balance:   $6,016,050
         Loans / Properties:             182 loans / 202 properties
         Largest Loan:                   7.9%
         Five Largest Loans:             28.0%
         Ten Largest Loans:              42.4%

    o    PROPERTY TYPE CONCENTRATIONS

         Office:                         39.8%
         Retail (2):                     33.7% (Anchored 30.4%; Unanchored 3.3%)
         Multifamily:                    14.7%
         Hotel:                          4.2%
         Industrial:                     3.8%
         Other:                          3.9%

    o    GEOGRAPHIC DISTRIBUTION

         California (3):                 21.3% (Southern 15.7%/Northern 5.6%)
         Illinois:                       13.7%
         New York:                       7.7%
         Pennsylvania:                   7.3%
         Florida:                        6.2%
         Other:                          31 other states and the District of
                                         Columbia, which comprise less
                                         than 5.1% individually

    o    CREDIT STATISTICS

         Wtd. Avg. Underwritten DSCR:                 1.46x
         Wtd. Avg. Cut-off Date LTV Ratio:            68.6%
         Wtd. Avg. Balloon/ARD LTV Ratio:             61.8%

    (1) All percentages are of the Initial Mortgage Pool Balance. All information provided based on an April 2001 Cut-off Date unless otherwise noted.

    (2) Anchored retail includes a nationally or regionally recognized tenant, or a credit tenant, that occupies at least 20,000 square feet of such Mortgaged Property or adjoining property.

    (3) Southern California consists of mortgaged properties in California zip codes less than or equal to 93600. Northern California consists of mortgaged properties in zip codes greater than 93600.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

II. COLLATERAL OVERVIEW (CONTINUED) (1)

    o    LOANS WITH RESERVE REQUIREMENTS

         Real Estate Tax escrows:                92.2%
         Insurance escrows:                      89.9%
         Replacement/FF&E escrows(2):            76.4%
         TI/LC escrows(2):                       80.3%

    o    MORTGAGE LOAN POOL CHARACTERISTICS

         Gross WAC:                              8.1448%
         Wtd. Avg. Remaining Term(3):            105 Months
         Wtd. Avg. Seasoning:                    6 Months
         Call Protection:                        All of the mortgage loans
                                                 provide for either a prepayment
                                                 lockout period ("Lockout"), a
                                                 defeasance period
                                                 ("Defeasance"), a yield
                                                 maintenance premium ("YMP")
                                                 period, or a combination
                                                 thereof.
         Defeasance:                             98.2%
         Credit Tenant Lease Loans:              1% (Accor; S&P: BBB)
         Loans with Secured Subordinate Debt:    0.3%
         Loans with Mezzanine Debt:              2.6%
         Leasehold (4):                          8.4%
         Delinquency:                            None of the mortgage loans will
                                                 be 30 days or more delinquent
                                                 with respect to any monthly
                                                 debt service payment as of the
                                                 April due date or at any time
                                                 during the 12-month period
                                                 preceding that date.

(1) All percentages are of the Initial Mortgage Pool Balance.

(2) Includes loans with provisions for upfront, springing, and/or collected reserves. TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.

(3) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

(4) For any mortgaged property that partially consists of a leasehold interest, the encumbered interest has been categorized as a fee interest if the leasehold interest does not constitute a material portion of the mortgaged property.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

III. TRANSACTION OVERVIEW

     Offered Certificates:        Classes A-1, A-2, A-3, A-4, B, C and D are
                                  being publicly offered

     Pass-Through Structure:      Senior/Subordinate, Sequential Pay
                                  Pass-Through Certificates

     Mortgage Loan Seller:        Column Financial, Inc.

     Lead Manager & Bookrunner:   Credit Suisse First Boston Corporation

     Co-Managers:                 Goldman, Sachs & Co. and Morgan Stanley & Co.
                                  Incorporated

     Rating Agencies:             Moody's Investors Service, Inc., Standard &
                                  Poor's Ratings Services, and Fitch, Inc.

     Master Servicer:             GMAC Commercial Mortgage Corporation

     Special Servicer:            GMAC Commercial Mortgage Corporation

     Trustee:                     Wells Fargo Bank Minnesota, N.A.

     Cut-Off Date:                April 2001

     Settlement Date:             On or about ____________, 2001

     Distribution Date:           The later of the fifteenth calendar day of the
                                  month and the fourth business day following the Determination Date

     Determination Date:          The eleventh calendar day of the month or if
                                  the eleventh day is not a business day, the next business day

     Minimum Denominations:       $10,000 for all offered certificates and in
                                  additional multiples of $1

     Settlement Terms:            DTC, Euroclear and Clearstream, same day
                                  funds, with accrued interest

     ERISA: Classes A-1, A-2, A-3, A-4, B, C, D, and E are expected to be eligible for the Lead Manager's and/or Co-Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility

     SMMEA: Classes A-1, A-2, A-3, A-4 and B are expected to be SMMEA eligible.

     Tax Treatment:               REMIC

     Analytics:                   Cashflows are expected to be available through
                                  Bloomberg, the Trepp Group, Intex Solutions and Charter Research

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

IV. STRUCTURE DESCRIPTION





                                 [CHART OMITTED]





o The P&I certificates will be paid principal sequentially beginning with Class A-1.

o The Class A-X Certificates will accrue interest on the total principal balance of the Class A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N and O Certificates. The Class A-CP Certificates will accrue interest on a portion of the principal balance of the Class A-4 Certificates and the total principal balance of the Class B, C, D, E, F and G Certificates.

o The Class A-X Certificates will accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for Classes A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N and O. The Preliminary Prospectus Supplement describes the pass-through rates at which the Class A-X Certificates individually accrue interest.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

V.  YIELD MAINTENANCE & STATIC PREPAYMENT PREMIUM:

Yield Maintenance
Premiums:                    Yield Maintenance Premiums will be distributed on
                             each Distribution Date as follows: A portion (based on the product of the Base Interest Fraction and the Principal Entitlement Fraction as described below) will be delivered to each of the following
                             Classes: A-1, A-2, A-3, A-4, B, C, D, E, F and G
                             (the "Premium Classes"). The remainder will be distributed to Class A-X.

                             With respect to each Premium Class, the "Base Interest Fraction" is a fraction having:

                                  A numerator equal to the excess of the
                                  pass-through rate on such class of
                                  certificates over the discount rate used in calculating the yield maintenance charge, and

                                  A denominator equal to the excess of the mortgage rate of the prepaid loan over such discount rate.

Static Prepayment Premiums:  Static Prepayment Premiums will be distributed on each Distribution Date 25% to the Premium Classes, based on the Principal Entitlement Fraction, and 75% to Class A-X.

                             With respect to each Premium Class, the "Principal Entitlement Fraction" is a fraction having:

                                  A numerator equal to the total principal distributable on such class of certificates on the subject Distribution Date, and

                                  A denominator equal to the total principal, if any, distributable on all the certificates, public and private, on the subject Distribution Date.

Yield Maintenance
Premium Example:             The following is an example of the Yield
                             Maintenance allocation based on the following assumptions:
                             o Class receiving principal payment is A-1
                             o Mortgage rate: 8.00%
                             o The Discount Rate at time of prepayment: 5.75%
                             o The Class A-1 Pass-Through Rate is equal to 7.00%

                                  CLASS A-1           CLASS A-X
METHOD                            CERTIFICATES        CERTIFICATES
--------------------------------------------------------------------------------

   (Class A-1 Pass Through
    Rate - Discount Rate)         (7.00%-5.75%)       (100.00%-Class A-1
-----------------------------     -------------       Certificate Percentage)
(Mortgage Rate-Discount Rate)     (8.00%-5.75%)

Yield Maintenance Allocation      55.56%              44.54%

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL

INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

VI.  ADDITIONAL DEAL FEATURES

Prepayment Interest Shortfalls:   Any Prepayment Interest Shortfalls that are
                                  not offset by the servicing fee and interest accrued on such prepayments from the date of prepayment will be allocated pro rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

Controlling Class:                The most subordinate Class of Certificates
                                  then outstanding that has a principal balance at least equal to 25% of the initial principal balance of such Class; or, if no such Class exists, the most subordinate Class then outstanding with a principal balance greater than zero.

Special Servicer / Loan
Modifications:                    The special servicer will be responsible for
                                  servicing loans that, in general, are in default or are in imminent default and for administering REO Properties. Subject to any limitations described in the prospectus supplement, the special servicer may (if in its sole good faith and reasonable judgment, the special servicer believes such action would maximize the recovery to the Certificateholders on a present value basis) modify such loans, or, extend the date on which any Balloon Payment is scheduled to be due (but not beyond the date three years prior to the rated final distribution date).

Principal & Interest Advances:    The master servicer will generally be required
                                  to advance delinquent scheduled payments of principal and interest on the mortgage loans
                                  (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to a recoverability standard. In the event that the master servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

Optional Termination:             At any time the mortgage pool balance is equal
                                  to or less than 1% of the Initial Mortgage
                                  Pool Balance, the trust fund may be terminated and the certificates retired at the option of:
                                  the majority holder of the Controlling Class;
                                  or, if it declines, the master servicer; and lastly, the special servicer.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          MORTGAGED PROPERTIES BY STATE
--------------------------------------------------------------------------------

                                      [MAP]

WA      0.1%     CO      2.3%     MO      1.0%     VA      4.2%     MD      0.7%
ID      2.2%     NM      0.1%     LA      0.5%     GA      5.0%     DC      4.2%
N. CA   5.6%     ND      0.2%     IL     13.7%     NH      0.1%     NC      2.1%
S. CA  15.7%     NE      0.5%     IN      0.4%     VT      0.2%     SC      1.6%
NV      0.3%     KS      1.1%     OH      0.7%     MA      1.5%     FL      6.2%
AK      0.8%     TX      4.6%     KY      2.7%     NY      7.7%     PA      7.3%
AZ      0.2%     MN      1.8%     AL      0.5%     CT      0.8%     WI      0.1%
                 IA      0.1%     WV      0.5%     NJ      2.7%

                                                                             WEIGHTED
                             NUMBER OF                      PERCENTAGE OF     AVERAGE                        WEIGHTED
                             MORTGAGED       CUT-OFF DATE      INITIAL       MORTGAGE       WEIGHTED         AVERAGE
                               REAL           PRINCIPAL     MORTGAGE POOL    INTEREST        AVERAGE       CUT-OFF DATE
STATE                       PROPERTIES         BALANCE         BALANCE         RATES        U/W DSCR        LTV RATIO
----------------------------------------------------------------------------------------------------------------------
California(1)                   34           $  233,526,118     21.3%         8.2161%         1.66x           61.7%
    Southern California         27              172,131,333     15.7%         8.3105%         1.68            60.4%
    Northern California          7               61,394,784      5.6%         7.9511%         1.60            65.3%
Illinois                        10              150,046,714     13.7%         7.9172%         1.71            60.3%
New York                        13               84,845,116      7.7%         7.8462%         1.40            70.9%
Pennsylvania                     6               80,303,398      7.3%         8.3391%         1.27            73.8%
Florida                         17               67,787,403      6.2%         8.3379%         1.34            72.2%
Georgia                         11               54,270,222      5.0%         8.1820%         1.32            71.4%
Texas                           22               50,422,659      4.6%         8.3804%         1.31            74.9%
Virginia                         6               46,369,356      4.2%         7.8582%         1.29            77.1%
District of Columbia             2               46,051,543      4.2%         7.9541%         1.37            74.0%
New Jersey                       5               29,118,349      2.7%         8.7010%         1.27            72.2%
Kentucky                         2               29,023,189      2.7%         8.1166%         1.36            65.9%
Colorado                         9               25,222,590      2.3%         8.2463%         1.54            64.8%
Idaho                            1               24,299,334      2.2%         8.2100%         1.30            72.5%
North Carolina                   5               22,841,800      2.1%         8.3014%         1.25            76.6%
Minnesota                        3               19,988,192      1.8%         7.6935%         1.53            74.5%
South Carolina                   2               17,010,637      1.6%         8.1269%         1.38            72.8%
Massachusetts                    6               15,935,715      1.5%         8.3995%         1.48            68.1%
Kansas                           2               11,498,995      1.1%         8.0126%         1.51            66.1%
Missouri                         3               11,442,152      1.0%         7.7093%         1.30            73.8%
Alaska                           1                8,462,881      0.8%         8.2700%         1.28            74.2%
Connecticut                      3                8,249,690      0.8%         8.8696%         1.48            74.0%
Maryland                         2                7,773,417      0.7%         8.1812%         1.24            77.3%
Ohio                             6                7,319,492      0.7%         8.0221%         1.31            76.0%
Nebraska                         1                5,835,467      0.5%         8.0000%         1.22            75.3%
Louisiana                        3                5,469,545      0.5%         8.4053%         1.26            68.8%
West Virginia                    1                5,137,111      0.5%         8.1600%         1.24            78.4%
Alabama                          2                4,965,452      0.5%         8.4243%         1.24            76.5%
Indiana                          4                3,955,728      0.4%         8.2593%         1.27            76.0%
Nevada                           1                3,590,890      0.3%         7.9200%         1.33            74.8%
North Dakota                     1                2,517,514      0.2%         8.3000%         1.27            74.0%
Arizona                          5                2,413,105      0.2%         8.7601%         1.34            69.1%
Vermont                          5                2,145,080      0.2%         8.3500%         1.56            68.1%
New Hampshire                    2                1,638,901      0.1%         8.6278%         1.24            69.9%
Wisconsin                        2                1,477,681      0.1%         8.0200%         1.27            72.8%
Iowa                             1                1,394,459      0.1%         8.0900%         1.20            73.4%
Washington                       2                1,294,258      0.1%         7.4325%         1.30            76.4%
New Mexico                       1                1,277,016      0.1%         8.8750%         1.42            79.8%
                            ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        202           $1,094,921,165    100.0%         8.1448%         1.46x           68.6%
                            ==========================================================================================

(1) Southern California consists of mortgaged real properties in California Zip Codes less than or equal to 93600. Northern California consists of mortgaged real properties in California Zip Codes less than or equal to 93600.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      MORTGAGED PROPERTIES BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                   [PIE CHART]

                         Office                   39.8%
                         Retail                   33.7%
                         Multifamily              14.7%
                         Hotel                     4.2%
                         Industrial                3.8%
                         Mixed Use                 1.8%
                         CTL                       1.0%
                         Assisted Living           0.7%
                         Manufactured Housing      0.4%

                                                                         WEIGHTED
                           NUMBER OF                     PERCENTAGE OF    AVERAGE                   WEIGHTED
                           MORTGAGED     CUT-OFF DATE       INITIAL      MORTGAGE     WEIGHTED       AVERAGE
                              REAL        PRINCIPAL      MORTGAGE POOL   INTEREST      AVERAGE    CUT-OFF DATE
PROPERTY TYPE              PROPERTIES      BALANCE          BALANCE        RATES      U/W DSCR      LTV RATIO
--------------------------------------------------------------------------------------------------------------
Office                         38       $ 435,250,917        39.8%        7.9931%       1.48x         69.5%
Retail                         48         368,525,335        33.7%        8.3141%       1.51          64.4%
Multifamily                    74         161,090,815        14.7%        8.0452%       1.32          74.7%
Hotel                           8          45,962,125         4.2%        8.7312%       1.57          65.5%
Industrial                     11          41,502,128         3.8%        8.1013%       1.43          67.9%
Mixed Use                       9          20,111,062         1.8%        8.2538%       1.33          69.8%
CTL                             4          11,022,772         1.0%        6.6998%       1.00          95.6%
Assisted Living                 2           7,292,944         0.7%        9.1800%       1.46          67.5%
Manufactured Housing            8           4,163,068         0.4%        8.3172%       1.47          68.8%
                           -----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       202      $1,094,921,165       100.0%        8.1448%       1.46x         68.6%
                           ===================================================================================

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MORTGAGED PROPERTIES BY PROPERTY SUB-TYPE
--------------------------------------------------------------------------------

                                                                                               WEIGHTED
                                                NUMBER OF                     PERCENTAGE OF    AVERAGE                 WEIGHTED
                                                MORTGAGED     CUT-OFF DATE       INITIAL       MORTGAGE    WEIGHTED     AVERAGE
                                                  REAL         PRINCIPAL      MORTGAGE POOL    INTEREST     AVERAGE  CUT-OFF DATE
PROPERTY TYPE              PROPERTY SUB-TYPE    PROPERTIES      BALANCE          BALANCE        RATES      U/W DSCR    LTV RATIO
---------------------------------------------------------------------------------------------------------------------------------
Retail
                           Anchored                 30       $ 332,398,863         30.4%        8.3256%      1.53x       63.6%
                           Unanchored               18          36,126,472          3.3%        8.2082%      1.35        72.2%
                                                ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                             48       $ 368,525,335         33.7%        8.3141%      1.51x       64.4%
                                                =================================================================================
Hotel
                           Limited Service           3       $  11,540,612          1.1%        9.0425%      1.53x       66.7%
                           Full Service              5          34,421,514          3.1%        8.6268%      1.59        65.2%
                                                ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                              8       $  45,962,125          4.2%        8.7312%      1.57x       65.5%
                                                =================================================================================

--------------------------------------------------------------------------------
                               LOAN CONCENTRATIONS
--------------------------------------------------------------------------------

                                                                 WEIGHTED
                                          PERCENTAGE OF           AVERAGE                                  WEIGHTED
                      CUT-OFF DATE           INITIAL             MORTGAGE            WEIGHTED               AVERAGE
                        PRINCIPAL         MORTGAGE POOL          INTEREST             AVERAGE            CUT-OFF DATE
                         BALANCE             BALANCE              RATES               U/W DSCR             LTV RATIO
                     ------------------------------------------------------------------------------------------------
Largest Loan          $ 86,190,000             7.9%               8.0600%              1.90x                 51.4%
Largest 3 Loans       $214,046,507            19.5%               8.5333%              1.60x                 58.9%
Largest 5 Loans       $306,832,297            28.0%               8.3462%              1.57x                 62.4%
Largest 10 Loans      $464,106,689            42.4%               8.1213%              1.60x                 63.6%
Largest 20 Loans      $649,735,910            59.3%               8.0989%              1.54x                 66.0%
                     ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCES
--------------------------------------------------------------------------------

                                                                                 WEIGHTED
                                NUMBER OF                       PERCENTAGE OF     AVERAGE                      WEIGHTED
                               UNDERLYING     CUT-OFF DATE         INITIAL       MORTGAGE        WEIGHTED      AVERAGE
    RANGE OF CUT-OFF DATE       MORTGAGE       PRINCIPAL        MORTGAGE POOL    INTEREST         AVERAGE    CUT-OFF DATE
     PRINCIPAL BALANCES           LOANS         BALANCE            BALANCE         RATES         U/W DSCR     LTV RATIO
-------------------------------------------------------------------------------------------------------------------------
$      84,076 -    500,000         45        $   12,408,696           1.1%         9.0350%          1.58x        63.6%
      500,001 -    999,999         23            16,868,806           1.5%         8.6021%          1.36         69.8%
    1,000,000 -  2,999,999         42            82,932,350           7.6%         8.1971%          1.33         71.8%
    3,000,000 -  4,999,999         18            71,327,006           6.5%         8.2871%          1.37         72.8%
    5,000,000 -  9,999,999         26           162,365,418          14.8%         8.2275%          1.32         72.9%
   10,000,000 - 19,999,999         15           218,966,451          20.0%         7.8871%          1.41         72.5%
   20,000,000 - 29,999,999          5           119,057,197          10.9%         8.4321%          1.27         73.0%
   30,000,000 - 39,999,999          3           104,162,943           9.5%         7.3166%          1.85         61.7%
   40,000,000 - 49,999,999          2            92,785,790           8.5%         7.9146%          1.51         70.5%
   50,000,000 - 59,999,999          1            52,856,507           4.8%         8.4300%          1.25         74.2%
   60,000,000 - 79,999,999          1            75,000,000           6.8%         9.1500%          1.51         56.8%
   80,000,000 -$86,190,000          1            86,190,000           7.9%         8.0600%          1.90         51.4%
                               ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           182        $1,094,921,165         100.0%         8.1448%          1.46x        68.6%
                               ==========================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE:      $   86,190,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE:      $       84,076
WTD. AVG. CUT-OFF DATE PRINCIPAL BALANCE:    $    6,016,050

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------






                                   [BAR CHART OMITTED]






                                                                                WEIGHTED
                          NUMBER OF                        PERCENTAGE OF        AVERAGE                     WEIGHTED
                         UNDERLYING     CUT-OFF DATE          INITIAL           MORTGAGE     WEIGHTED        AVERAGE
 RANGE OF                 MORTGAGE        PRINCIPAL        MORTGAGE POOL        INTEREST     AVERAGE      CUT-OFF DATE
 U/W DSCRs                  LOANS          BALANCE            BALANCE            RATES       U/W DSCR       LTV RATIO
----------------------------------------------------------------------------------------------------------------------
1.00 - 1.19                   2         $  16,509,701          1.5%              7.1951%      1.06x          89.9%
1.20 - 1.29                  64           329,949,760         30.1%              8.2564%      1.25           74.7%
1.30 - 1.39                  49           282,103,264         25.8%              8.0527%      1.34           73.3%
1.40 - 1.49                  31           124,737,431         11.4%              8.0205%      1.44           69.5%
1.50 - 1.59                  16           144,152,649         13.2%              8.7165%      1.53           62.5%
1.60 - 1.79                   7            52,330,184          4.8%              7.9481%      1.65           66.3%
1.80 - 1.99                   6           106,721,880          9.7%              7.9822%      1.91           52.8%
2.00 - 3.38x                  7            38,416,297          3.5%              7.2486%      2.72           38.4%
                          --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     182        $1,094,921,165        100.0%              8.1448%      1.46x          68.6%
                          ============================================================================================

MAXIMUM U/W DSCR:           3.38x
MINIMUM U/W DSCR:           1.00x
WTD. AVG. U/W DSCR:         1.46x

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        CUT-OFF DATE LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------





                               [BAR CHART OMITTED]





                                                                              WEIGHTED
                             NUMBER OF                       PERCENTAGE OF    AVERAGE                      WEIGHTED
                            UNDERLYING      CUT-OFF DATE        INITIAL       MORTGAGE     WEIGHTED         AVERAGE
RANGE OF CUT-OFF DATE        MORTGAGE        PRINCIPAL       MORTGAGE POOL    INTEREST     AVERAGE       CUT-OFF DATE
LOAN-TO-VALUE RATIOS           LOANS          BALANCE           BALANCE        RATES       U/W DSCR        LTV RATIO
---------------------------------------------------------------------------------------------------------------------
   22.60% - 50.00%               5         $  38,050,156          3.5%         7.2302%        2.72x           38.2%
   50.01% - 55.00%               8            91,708,694          8.4%         8.1058%        1.90            51.4%
   55.01% - 60.00%              13            89,698,807          8.2%         9.0328%        1.52            56.9%
   60.01% - 65.00%              14            66,947,037          6.1%         7.8751%        1.57            62.6%
   65.01% - 70.00%              38           171,643,061         15.7%         8.2793%        1.46            67.3%
   70.01% - 75.00%              58           374,060,373         34.2%         8.0900%        1.34            73.4%
   75.01% - 80.00%              45           251,790,266         23.0%         8.1055%        1.27            77.7%
   80.01% - 95.60%               1            11,022,772          1.0%         6.6998%        1.00            95.6%
                             ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        182        $1,094,921,165        100.0%         8.1448%        1.46x           68.6%
                             ========================================================================================

MAXIMUM CUT-OFF DATE LTV Ratio:      95.6%
MINIMUM CUT-OFF DATE LTV RATIO:     22.6%
WTD. AVG. CUT-OFF DATE LTV RATIO:   68.6%

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          YEAR BUILT/YEAR RENOVATED (1)
--------------------------------------------------------------------------------

                                                                               WEIGHTED
                              NUMBER OF                        PERCENTAGE OF   AVERAGE                     WEIGHTED
                              MORTGAGED     CUT-OFF DATE          INITIAL      MORTGAGE      WEIGHTED       AVERAGE
     RANGE OF YEARS              REAL        PRINCIPAL         MORTGAGE POOL   INTEREST      AVERAGE     CUT-OFF DATE
    BUILT/RENOVATED           PROPERTIES      BALANCE             BALANCE       RATES        U/W DSCR      LTV RATIO
---------------------------------------------------------------------------------------------------------------------
      1889 - 1970                 34       $   13,314,817         1.2%          8.8212%      1.49x         65.0%
      1971 - 1980                  5           39,087,642         3.6%          7.2571%      1.42          72.3%
      1981 - 1990                 33          229,743,814        21.0%          8.4657%      1.40          66.4%
      1991 - 2000                130          812,774,892        74.2%          8.0857%      1.48          69.1%
                              --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          202       $1,094,921,165       100.0%          8.1448%      1.46x         68.6%
                              ======================================================================================

MOST RECENT YEAR BUILT/RENOVATED:        2000
OLDEST YEAR BUILT/RENOVATED (1):         1889
WTD. AVG. YEAR BUILT/RENOVATED:          1994

(1) Year Built/Renovated reflects the later of the Year Built or the Year Renovated except in certain instances with respect to Purchased Small Balance Loans which reflect the Year Built.

--------------------------------------------------------------------------------
                       OCCUPANCY RATES AT UNDERWRITING (2)
--------------------------------------------------------------------------------

                                                                             WEIGHTED
                             NUMBER OF                      PERCENTAGE OF    AVERAGE                  WEIGHTED
                             MORTGAGED       CUT-OFF DATE      INITIAL       MORTGAGE    WEIGHTED      AVERAGE
        RANGE OF                REAL          PRINCIPAL     MORTGAGE POOL    INTEREST    AVERAGE    CUT-OFF DATE
 OCCUPANCY RATES AT U/W      PROPERTIES        BALANCE         BALANCE        RATES      U/W DSCR     LTV RATIO
----------------------------------------------------------------------------------------------------------------
     54.0% - 84.9%               7         $  53,840,793         4.9%        8.2210%       1.31x        71.8%
     85.0% - 89.9%               8            25,367,350         2.3%        8.3257%       1.31         70.5%
     90.0% - 94.9%               27          110,674,841        10.1%        8.2360%       1.30         73.8%
     95.0% - 97.4%               34          262,195,352        23.9%        7.9899%       1.55         67.9%
     97.5% - 100.0%             118          596,880,703        54.5%        8.1362%       1.47         67.8%
                            ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         194       $1,048,959,040        95.8%        8.1191%       1.46x        68.7%
                            ====================================================================================

MAXIMUM OCCUPANCY RATE AT U/W:           100.0%
MINIMUM OCCUPANCY RATE AT U/W:            54.0%
WTD. AVG. OCCUPANCY RATE AT U/W:          96.8%

(2) Does not include hotel properties.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           ORIGINAL AMORTIZATION TERMS
--------------------------------------------------------------------------------

                                                                          WEIGHTED
                           NUMBER OF                      PERCENTAGE OF   AVERAGE                      WEIGHTED
      RANGE OF             UNDERLYING     CUT-OFF DATE        INITIAL     MORTGAGE      WEIGHTED       AVERAGE
ORIGINAL AMORTIZATION      MORTGAGE        PRINCIPAL       MORTGAGE POOL  INTEREST      AVERAGE      CUT-OFF DATE
    TERMS (MONTHS)           LOANS           BALANCE          BALANCE       RATES       U/W DSCR       LTV RATIO
-----------------------------------------------------------------------------------------------------------------
Interest Only                  3         $  177,190,000        16.2%        8.4609%       1.74x           54.5%
180 - 239                      5              5,451,471         0.5%        8.4965%       1.21            68.1%
240 - 359                     45            137,764,382        12.6%        8.1347%       1.77            61.8%
360 - 360                    129            774,515,312        70.7%        8.0718%       1.35            73.0%
                          -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      182         $1,094,921,165       100.0%        8.1448%       1.46x           68.6%
                          =====================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS):      360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS):      180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS):    294

--------------------------------------------------------------------------------
                      ORIGINAL TERMS TO STATED MATURITY (1)
--------------------------------------------------------------------------------

                                                                              WEIGHTED
                                 NUMBER OF                    PERCENTAGE OF   AVERAGE                  WEIGHTED
         RANGE OF               UNDERLYING     CUT-OFF DATE       INITIAL     MORTGAGE    WEIGHTED     AVERAGE
        ORIGINAL TERMS           MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS)       LOANS          BALANCE         BALANCE       RATES      U/W DSCR     LTV RATIO
-----------------------------------------------------------------------------------------------------------------
60 - 83                              4       $  161,441,844        14.7%       8.5685%      1.72x        53.9%
84 - 119                             5           74,197,941         6.8%       8.4089%      1.31         73.1%
120 - 239                          171          847,800,637        77.4%       8.0592%      1.43         70.6%
240 - 247                            2           11,480,742         1.0%       6.7995%      1.01         94.6%
                               ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            182       $1,094,921,165       100.0%       8.1448%      1.46x        68.6%
                               ==================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS):        247
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS):         60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS):      111

(1) In the case of ARD Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the foregoing table.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------

                                                                           WEIGHTED
                           NUMBER OF                     PERCENTAGE OF     AVERAGE                  WEIGHTED
        RANGE OF           UNDERLYING    CUT-OFF DATE       INITIAL        MORTGAGE    WEIGHTED      AVERAGE
REMAINING AMORTIZATION      MORTGAGE       PRINCIPAL     MORTGAGE POOL     INTEREST    AVERAGE    CUT-OFF DATE
     TERMS (MONTHS)           LOANS        BALANCE          BALANCE         RATES      U/W DSCR     LTV RATIO
--------------------------------------------------------------------------------------------------------------
Interest Only                   3       $  177,190,000       16.2%         8.4609%       1.74x        54.5%
163 - 239                      11            8,012,209        0.7%         8.5095%       1.23         67.0%
240 - 360                     168          909,718,957       83.1%         8.0800%       1.41         71.3%
                          ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       182       $1,094,921,165      100.0%         8.1448%       1.46x        68.6%
                          ====================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS):       360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS):       163
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS):     289

--------------------------------------------------------------------------------
                     REMAINING TERMS TO STATED MATURITY (1)
--------------------------------------------------------------------------------

                                                                            WEIGHTED
                               NUMBER OF                    PERCENTAGE OF   AVERAGE                 WEIGHTED
         RANGE OF             UNDERLYING   CUT-OFF DATE       INITIAL       MORTGAGE   WEIGHTED      AVERAGE
      REMAINING TERMS          MORTGAGE     PRINCIPAL      MORTGAGE POOL    INTEREST    AVERAGE   CUT-OFF DATE
TO STATED MATURITY (MONTHS)     LOANS        BALANCE          BALANCE        RATES     U/W DSCR     LTV RATIO
--------------------------------------------------------------------------------------------------------------
30 - 83                           9        $ 235,639,786       21.5%        8.5182%      1.59x        60.0%
84 - 119                        167          841,709,240       76.9%        8.0564%      1.43         70.6%
120 - 237                         6           17,572,140        1.6%        7.3718%      1.08         86.4%
                             ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         182       $1,094,921,165      100.0%        8.1448%      1.46x        68.6%
                             =================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS):        237
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS):         30
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS):      105

(1) In the case of ARD Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the foregoing table.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 UNDERLYING MORTGAGE LOANS BY AMORTIZATION TYPE
--------------------------------------------------------------------------------

                                                                       WEIGHTED
                           NUMBER OF                   PERCENTAGE OF   AVERAGE                 WEIGHTED
                          UNDERLYING    CUT-OFF DATE      INITIAL      MORTGAGE    WEIGHTED     AVERAGE
                           MORTGAGE       PRINCIPAL     MORTGAGE POOL  INTEREST    AVERAGE   CUT-OFF DATE
LOAN TYPE                   LOANS          BALANCE       BALANCE        RATES      U/W DSCR    LTV RATIO
---------------------------------------------------------------------------------------------------------
Balloon                      142      $  582,674,821      53.2%        8.0733%     1.45x        69.3%
ARD                           36         507,546,699      46.4%        8.2237%     1.48         67.7%
Fully Amortizing               4           4,699,646       0.4%        8.4841%     1.21         68.6%
                          -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      182      $1,094,921,165     100.0%        8.1448%     1.46x        68.6%
                          ===============================================================================

--------------------------------------------------------------------------------
                             MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

                                                                           WEIGHTED
                             NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                            UNDERLYING     CUT-OFF DATE      INITIAL       MORTGAGE    WEIGHTED     AVERAGE
     RANGE OF                MORTGAGE        PRINCIPAL    MORTGAGE POOL    INTEREST    AVERAGE    CUT-OFF DATE
MORTGAGE INTEREST RATES        LOANS         BALANCE         BALANCE         RATES     U/W DSCR    LTV RATIO
--------------------------------------------------------------------------------------------------------------
6.6998% - 7.5000%                9       $  121,289,706      11.1%          7.2131%      1.82x       63.3%
7.5010% - 7.7500%               10           94,976,999       8.7%          7.6582%      1.34x       76.6%
7.7510% - 8.0000%               18          176,342,154      16.1%          7.9099%      1.46        70.1%
8.0010% - 8.2500%               43          304,987,378      27.9%          8.1169%      1.49        66.6%
8.2510% - 8.5000%               35          176,116,496      16.1%          8.3749%      1.32        72.0%
8.5010% - 8.7500%               19           82,340,105       7.5%          8.5728%      1.32        73.5%
8.7510% - 9.0000%               12           39,175,575       3.6%          8.8496%      1.36        72.3%
9.0010% - 9.2500%               22           89,820,923       8.2%          9.1508%      1.50        58.6%
9.2510% -10.6250%               14            9,871,828       0.9%          9.7027%      1.46        65.3%
                            ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        182       $1,094,921,165     100.0%          8.1448%      1.46x       68.6%
                            ==================================================================================

MAXIMUM MORTGAGE INTEREST RATE:      10.6250%
MINIMUM MORTGAGE INTEREST RATE:       6.6998%
WTD. AVG. MORTGAGE INTEREST RATE:     8.1448%

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      MORTGAGE LOAN POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------

                                   CURRENT       12         24         36         48         60
         PREPAYMENT
    PREMIUM/RESTRICTION             APR-01     APR-02     APR-03     APR-04     APR-05     APR-06
-------------------------------------------------------------------------------------------------
LOCKOUT/DEFEASANCE                  100.0%     100.0%      99.8%      98.6%      91.2%      97.9%
GREATER OF YIELD MAINTENANCE
AND 1%                                0.0%       0.0%       0.2%       1.1%       1.5%       1.8%
1% PENALTY                            0.0%       0.0%       0.0%       0.0%       7.1%       0.0%
OPEN                                  0.0%       0.0%       0.0%       0.2%       0.2%       0.3%
                                -----------------------------------------------------------------
TOTAL                               100.0%     100.0%     100.0%     100.0%     100.0%     100.0%
                                =================================================================
MORTGAGE POOL BALANCE (000S)    1,094,921  1,087,970  1,080,250  1,071,459  1,061,865    890,073
                                -----------------------------------------------------------------
% OF CUT-OFF DATE BALANCE           100.0%      99.4%      98.7%      97.9%      97.0%      81.3%

                                    72         84         96        108        120
         PREPAYMENT
    PREMIUM/RESTRICTION           APR-07     APR-08     APR-09     APR-10     APR-11
------------------------------------------------------------------------------------
LOCKOUT/DEFEASANCE                 98.0%      97.8%      99.0%      97.0%     100.0%
GREATER OF YIELD MAINTENANCE
AND 1%                              1.8%       1.8%       0.8%       0.0%       0.0%
1% PENALTY                          0.0%       0.0%       0.0%       0.0%       0.0%
OPEN                                0.3%       0.4%       0.2%       3.0%       0.0%
                                ----------------------------------------------------
TOTAL                             100.0%     100.0%     100.0%     100.0%     100.0%
                                ====================================================
MORTGAGE POOL BALANCE (000S)    878,782    797,726    775,811    685,418     12,336
                                ----------------------------------------------------
% OF CUT-OFF DATE BALANCE          80.3%      72.9%      70.9%      62.6%       1.1%

--------------------------------------------------------------------------------
                     PREPAYMENT PROVISION AS OF CUT-OFF DATE
--------------------------------------------------------------------------------

                                                                         WEIGHTED             WEIGHTED
                                                                          AVERAGE              AVERAGE
                                                     PERCENTAGE OF       REMAINING            REMAINING         WEIGHTED
        RANGE OF         NUMBER OF    CUT-OFF DATE      INITIAL      LOCKOUT/DEFEASANCE   LOCKOUT/DEFEASANCE     AVERAGE
   REMAINING TERMS TO     MORTGAGE      PRINCIPAL    MORTGAGE POOL        PERIOD           PLUS YM PERIOD       MATURITY
STATED MATURITY (YEARS)    LOANS         BALANCE        BALANCE           (YEARS)               (YEARS)        (YEARS) (1)
--------------------------------------------------------------------------------------------------------------------------
 2.50 -  4.99                5       $  161,644,989       14.8%             4.1                  4.1              4.6
 5.00 -  6.99                4           73,994,797        6.8%             6.3                  6.3              6.6
 7.00 -  7.99               28            9,506,295        0.9%             2.4                  5.8              7.6
 8.00 -  8.99               26           36,207,229        3.3%             6.9                  8.4              8.7
 9.00 -  9.99              113          795,995,716       72.7%             9.2                  9.2              9.6
10.00 - 19.75                6           17,572,140        1.6%            17.6                 17.6             18.0
                         -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    182       $1,094,921,165      100.0%             8.2                  8.3              8.7
                         =================================================================================================

(1) In the case of the ARD loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the indicated column.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PREPAYMENT OPTION
--------------------------------------------------------------------------------

                                                                              WEIGHTED            WEIGHTED
                                                                               AVERAGE             AVERAGE
                                                          PERCENTAGE OF       REMAINING           REMAINING       WEIGHTED
                             NUMBER OF    CUT-OFF DATE       INITIAL     LOCKOUT/DEFEASANCE   LOCKOUT/DEFEASANCE   AVERAGE
     PREPAYMENT              MORTGAGE       PRINCIPAL      MORTGAGE POOL       PERIOD           PLUS YM PERIOD    MATURITY
       OPTION                 LOANS          BALANCE         BALANCE          (YEARS)               (YEARS)        (YEARS)
--------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance             128       $1,074,743,763       98.2%             8.4                   8.4            8.8
Lockout/Yield Maintenance       43           17,180,472        1.6%             2.6                   7.6            8.1
Lockout                         11            2,996,930        0.3%             2.4                   2.4            7.1
                             ---------------------------------------------------------------------------------------------
TOTAL WEIGHTED AVERAGE:        182       $1,094,921,165      100.0%             8.2                   8.3            8.7
                             =============================================================================================

(1) In the case of the hyper-amortization loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the indicated column.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------
























                      [THIS PAGE INTENTIONALLY LEFT BLANK.]






















--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------





                  [PICTURE]                          [PICTURE]





          730 North Michigan Avenue               Two Rodeo Drive





                                                     [PICTURE]





                  [PICTURE]                    8000 Marina Boulevard





                                                     [PICTURE]





            First Union Building                   CNN Building

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENTAGE
                                           CUT-OFF DATE    OF INITIAL                                                     CUT-OFF
                              PROPERTY      PRINCIPAL       MORTGAGE                LOAN PER       MORTGAGE      U/W      DATE LTV
 #  LOAN NAME                    TYPE        BALANCE       POOL BALANCE  SF/ UNITS   SF/UNIT    INTEREST RATE   DSCR       RATIO
----------------------------------------------------------------------------------------------------------------------------------
 1  730 North Michigan          Retail       $86,190,000      7.9%         201,667       $427      8.0600%      1.90x      51.4%
    Avenue (1)
----------------------------------------------------------------------------------------------------------------------------------
 2  Two Rodeo Drive             Retail        75,000,000      6.8%         130,645       $574      9.1500%      1.51       56.8%
----------------------------------------------------------------------------------------------------------------------------------
 3  First Union Building        Office        52,856,507      4.8%         626,594        $84      8.4300%      1.25       74.2%
    (Floors 6-29)
----------------------------------------------------------------------------------------------------------------------------------
 4  8000 Marina Boulevard       Office        46,879,957      4.3%         194,399       $241      7.8800%      1.64       67.0%
    Office Building
----------------------------------------------------------------------------------------------------------------------------------
 5  CNN Building                Office        45,905,833      4.2%         292,211       $157      7.9500%      1.37       74.0%
----------------------------------------------------------------------------------------------------------------------------------
 6  Glendale Center             Office        37,000,000      3.4%         376,396        $98      7.2000%      2.72       38.5%
----------------------------------------------------------------------------------------------------------------------------------
 7  Chelsea Ridge Apartments  Multifamily     36,162,943      3.3%             835    $43,309      7.1500%      1.43       71.9%
----------------------------------------------------------------------------------------------------------------------------------
 8  2001 York Road              Office        31,000,000      2.8%         184,017       $168      7.6500%      1.30       77.5%
----------------------------------------------------------------------------------------------------------------------------------
 9  Belcrest Realty HD1       Multifamily     28,812,115      2.6%             897    $32,121      8.5600%      1.22       76.4%
    Portfolio
----------------------------------------------------------------------------------------------------------------------------------
10  Magic Valley Mall           Retail        24,299,334      2.2%         368,325        $66      8.2100%      1.30       72.5%
----------------------------------------------------------------------------------------------------------------------------------
        TOTAL / WTD. AVG.                   $464,106,689      42.4%                                8.1213%      1.60x      63.6%
----------------------------------------------------------------------------------------------------------------------------------

(1) This information is based upon the 730 North Michigan Avenue pooled portion of the loan.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          730 NORTH MICHIGAN AVENUE(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance(2):     $86,190,000
First Payment Date:                    February 11, 2001
Interest Rate(2):                      8.0600%
Amortization:                          Interest Only
Anticipated Repayment Date (ARD):      None
Maturity Date:                         January 11, 2006
Expected Maturity Balance(2):          $86,190,000
Sponsor(s):                            McDonald's Corporation and
                                       Thomas J. Klutznick
Interest Calculation:                  Actual/360
Call Protection:                       Lockout/Defeasance until three months
                                       prior to maturity
Hyperamortization:                     No
Loan per SF(2):                        $427
Ongoing Reserves:                      Real Estate Taxes &
                                       Insurance Reserve:                   Yes
                                       Replacement Reserve(3)               Yes
                                       TI & LC Reserve(4):                  Yes
                                       Ground Lease(5):                     Yes
Lockbox:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:                Single Asset
Property Type:                         Retail
Property Sub-Type:                     Anchored
Location:                              Chicago, IL
Year Built/Renovated:                  1997/N/A
Square Footage:                        201,667
Occupancy(6):                          100%
Ownership Interest(7):                 Fee/Leasehold

Major Tenants         NRSF      % of Total NRSF      Lease Expiration
-------------         ----      ---------------      ----------------
COMP USA             42,362          21.0%                10/16/12

American Girl        40,349          20.0%                12/31/08

Banana Republic      38,363          19.0%                1/31/20

Polo/Ralph Lauren    37,545          18.6%                11/14/17

Pottery Barn         22,869          11.3%                1/31/18

Property Management:                   Urban Retail Properties Co.
U/W Net Cash Flow:                     $13,414,452
U/W DSCR(2):                           1.90x
Appraised Value:                       $167,800,000
Cut-off Date LTV(2):                   51.4%
Maturity Date LTV(2):                  51.4%
--------------------------------------------------------------------------------

(1) The loan is based on a coupon of 7.6350% and accrues interest only for five years. Based on the entire loan balance, the LTV is 70% and the DSCR is 1.47x. The loan is divided into two portions: the pooled portion having a principal balance as of the Cut-off Date of $86,190,000, the "730 North Michigan Avenue Pooled Portion", and the non-pooled portion, having a principal balance as of the cut-off date of $31,810,000. The pooled portion is senior to the non-pooled portion.

(2) Based upon the 730 North Michigan Avenue Pooled Portion only. The final coupon will be set at the CSFB 2001-CF2 pricing and is assumed to be 8.060%.

(3)  $2,520 on a monthly basis ($0.15/SF annually) capped at $60,500.

(4)  $8,500 on a monthly basis ($0.51/SF annually).

(5)  $100,000 on a monthly basis.

(6)  Occupancy as of 11/30/00 rent roll.

(7) The Borrower owns a fee simple interest in a portion of the 730 North Michigan Avenue Property and leases the remaining portion of the 730 North Michigan Avenue Property pursuant to a ground lease expiring in 2093 with monthly payments of $100,000 increasing slightly every 15 years. This ground lease contains a purchase option. The McDonald's Corporation (S&P:AA) has unconditionally guaranteed the payments under such ground lease.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            730 NORTH MICHIGAN AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
o This loan is considered by the rating agencies to be an Investment Grade loan.

o Subject property includes a 201,667 square foot, four-level, Class A, retail property located in Chicago, Illinois and constructed in 1997.

o The subject is located at the heart of the Magnificent Mile, and is surrounded by some of the most prestigious retailers and well-respected hotels in the world. The Magnificent Mile is a submarket within Chicago's central business district that benefits from its proximity to the metropolitan transportation network, which supports 75% of the Chicago CBD's workforce.

o The Property is anchored by Tiffany & Co., Banana Republic whose parent is Gap, Inc. (S&P: A), and American Girl Place whose parent is Mattel (S&P:
     BBB). In addition to these stores, the center includes Pottery Barn, Polo/Ralph Lauren whose parent is Polo Ralph Lauren Corp. (S&P: BBB), and Comp USA. The average sales figure for these tenants was $787 psf in 2000.

o The Borrowing entity is 730 North Michigan Avenue, L.L.C. a SPE controlled by a venture comprised of two 50% partners, McGolden Mile Corporation (owned by McDonald's Corporation (S&P: AA) and TKM, L.L.C. which is controlled by Thomas J. Klutznick. Mr. Klutznick has been involved in the development of office, retail, hotel, resort, and residential properties nationwide since the 1970s. Before forming his own company, Mr. Klutznick was a partner in Miller-Klutznick-Davis-Gray Co. who maintained a $2.5 billion real estate portfolio.

o The property is managed by Urban Retail Properties Co., a self-administered real estate investment trust (REIT). Urban Retail Properties, Co. currently manages more than 20.0 million square feet of space in 21 retail properties.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------
                     AVERAGE
                    BASE RENT                                     % OF TOTAL BASE
       # OF LEASES    PER SF   % OF TOTAL SF  CUMULATIVE % OF SF  RENTAL REVENUES    CUMULATIVE % OF TOTAL
YEAR     ROLLING     ROLLING      ROLLING           ROLLING           ROLLING       RENTAL REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------
2001        0         $0.00         0.0%              0.0%              0.0%                  0.0%
-----------------------------------------------------------------------------------------------------------
2002        0          0.00         0.0               0.0               0.0                   0.0
-----------------------------------------------------------------------------------------------------------
2003        0          0.00         0.0               0.0               0.0                   0.0
-----------------------------------------------------------------------------------------------------------
2004        0          0.00         0.0               0.0               0.0                   0.0
-----------------------------------------------------------------------------------------------------------
2005        0          0.00         0.0               0.0               0.0                   0.0
-----------------------------------------------------------------------------------------------------------
2006        0          0.00         0.0               0.0               0.0                   0.0
-----------------------------------------------------------------------------------------------------------
2007        0          0.00         0.0               0.0               0.0                   0.0
-----------------------------------------------------------------------------------------------------------
2008        1         41.36        20.0              20.0              14.8                  14.8
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TWO RODEO DRIVE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:        $75,000,000
First Payment Date:                    September 11, 2000
Interest Rate:                         9.1500%
Amortization:                          Interest Only prior to the ARD, 300-month
                                       amortization after the ARD
Anticipated Repayment Date (ARD):      August 11, 2005
Expected ARD Balance:                  $75,000,000
Maturity Date:                         September 11, 2030
Sponsor(s):                            Falcon Real Estate Investment Company
                                       Ltd.
Interest Calculation:                  Actual/360
Call Protection:                       Lockout/Defeasance until six months prior
                                       to ARD with three months with 1%
                                       prepayment penalty.
Hyperamortization:                     After the ARD, the interest rate
                                       increases by 2% to 11.1500% and all
                                       excess cash flow is used to reduce the
                                       outstanding principal balance; the
                                       additional 2% interest is deferred until
                                       the principal balance is zero.
Loan per SF:                           $574
Up-Front Reserves(1):                  Engineering Reserve: $237,500
                                       TI & LC Reserve:     $5,700,000
Ongoing Reserves:                      Real Estate Taxes &
                                       Insurance Reserve:       Yes
                                       Replacement Reserve:(2)  Yes
Lockbox:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:                Single Asset
Property Type:                         Retail
Property Sub-Type:                     Anchored
Location:                              Beverly Hills, CA
Year Built/Renovated:                  1990/N/A
Square Footage:                        130,645
Occupancy(3):                          100%
Ownership Interest(4):                 Fee

Major Tenants               NRSF         % of Total NRSF      Lease Expiration
-------------               ----         ---------------      ----------------
Tiffany & Company          20,744              15.9%              10/07/05

Valentino Rodeo Boutique   11,830               9.1%                (4)

McCormick & Schmick's      11,416               8.7%              5/22/14

Jose Eber Salons, Inc.     10,098               7.7%              5/31/15

Gianni Versace              8,957               6.9%              12/31/04

Property Management:                   Madison Marquette Retail Services, Inc.
U/W Net Cash Flow:                     $10,523,664
U/W DSCR:                              1.51x
Appraised Value:                       $132,000,000
Cut-off Date LTV:                      56.8%
ARD LTV:                               56.8%
--------------------------------------------------------------------------------

(1) The Borrower escrowed approximately 125% of the engineer's cost estimate for the completion of deferred maintenance. In addition, the Borrower escrowed $3,900,000 to cover the potential rollover costs associated with Cartier, Incorporated, Valentino Rodeo Boutique, and the Christian Dior Boutique space, as well as general leasing reserve of $1,800,000 at closing.

(2)  $2,167 on a monthly basis ($0.20/SF annually)

(3)  Occupancy as of 12/31/00 rent roll.

(4) While Valentino's lease term expired on 2/28/01, the tenant is still in occupancy and intends to extend its lease in the short term. It is important to note that market occupancy has remained virtually 100% for the past 10 years.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TWO RODEO DRIVE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
o This loan is considered by the rating agencies to be an Investment Grade loan.

o Subject property includes a 130,645 square foot high-end Class A retail center, contained in two distinct two and three-story buildings, located in Beverly Hills, California and constructed in 1990.

o The subject is located at the intersection of Rodeo Drive and Wilshire Boulevard, in the key commercial district in Beverly Hills, known as the "Golden Triangle". The property is the single largest retail property on Rodeo Drive and is currently 100% leased to 24 retail tenants who primarily sell upscale luxury goods.

o Upon origination of the Two Rodeo Drive Loan, the Rodeo Owner Corporation injected approximately $62.0 million of cash equity to acquire the property.

o Tenants include Tiffany & Co., Jose Eber, Versace, Sulka Valentino, and Christian Dior. In 2000, Versace averaged sales of $515 psf, Sulka Valentino averaged sales of $409 psf, and Christian Dior averaged sales of $409 psf. Two Rodeo Drive also has 405 subterranean parking spaces with valet parking service.

o The borrowing entity is Rodeo Owner Corp., a SPE controlled by Falcon, a real estate investment advisory and management firm, that holds a 10% interest in the property. Falcon Real Estate controls operational decisions through an asset management agreement.

o The property is managed by Madison Marquette Retail Services, Inc. Madison Marquette has over 20 million square feet of retail properties under management and is one of the leading management/leasing firms for specialty and high-end retail centers.

o The tenant improvement and leasing commission reserve includes $3.9 million to cover the potential rollover expense associated with the Cartier, Incorporated, Valentino Rodeo Boutique and Christian Dior Boutique space, as well as a general leasing reserve of $1.8 million.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------
                     AVERAGE
                    BASE RENT                                       % OF TOTAL BASE
       # OF LEASES    PER SF    % OF TOTAL SF  CUMULATIVE % OF SF   RENTAL REVENUES   CUMULATIVE % OF TOTAL
YEAR     ROLLING     ROLLING       ROLLING           ROLLING            ROLLING      RENTAL REVENUES ROLLING
------------------------------------------------------------------------------------------------------------
2001        7        $165.37       21.6%              21.6%               38.4%                  38.4%
------------------------------------------------------------------------------------------------------------
2002        1         162.70        3.6               25.3                 6.4                   44.8
------------------------------------------------------------------------------------------------------------
2003        3          79.58       11.8               37.1                10.1                   54.9
------------------------------------------------------------------------------------------------------------
2004        2          67.05        7.9               45.0                 5.7                   60.6
------------------------------------------------------------------------------------------------------------
2005        4          87.81       25.4               70.4                24.0                   84.6
------------------------------------------------------------------------------------------------------------
2006        2          56.69        6.4               76.8                 3.9                   88.5
------------------------------------------------------------------------------------------------------------
2007        1          15.10        3.8               80.6                 0.6                   89.1
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       FIRST UNION BUILDING (FLOORS 6-29)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:        $52,856,507
First Payment Date:                    November 11, 2000
Interest Rate:                         8.4300%
Amortization:                          360 Months
Anticipated Repayment Date (ARD):      October 11, 2007
Expected ARD Balance:                  $49,908,115
Maturity Date:                         October 11, 2030
Sponsor(s):                            Nicholas Schorsch
Interest Calculation:                  Actual/360
Call Protection:                       Lockout/Defeasance until one month prior
                                       to the ARD
Hyperamortization:                     After the ARD, the interest rate
                                       increases by 2% to 10.4300% and all
                                       excess cash flow is used to reduce the
                                       outstanding principal balance; the
                                       additional 2% interest is deferred until
                                       the principal balance is zero.
Loan per SF:                           $84
Up-Front Reserves:                     Engineering Reserve:        $1,563
                                       Environmental Escrow:       $25,438
Ongoing Reserves:                      Real Estate Taxes &
                                       Insurance:(1)               Springing
                                       Replacement Reserve:(2)     Yes
                                       TI & LC:(3)                 Yes
                                       Debt Service Escrow:(4)     Springing
                                       Other:(5)                   Yes
Lockbox:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:                Single Asset
Property Type:                         Office
Location:                              Philadelphia, PA
Year Built/Renovated:                  1927/1996
Square Footage:                        626,594
Occupancy (6):                         95%
Ownership Interest:                    Fee

Major Tenants                      NRSF      % of Total NRSF   Lease Expiration
-------------                      ----      ---------------   ----------------
First Union National Bank(7)     356,104           56.8%            7/31/10

MMW&R(8)                         120,044           19.2%            7/31/11

PMHCC(9)                          40,978            6.5%            7/31/04

Property Management:                   First States Management Corp.
U/W Net Cash Flow:                     $6,075,243
U/W DSCR:                              1.25x
Appraised Value:                       $71,200,000
Cut-off Date LTV:                      74.2%
ARD LTV:                               70.1%
--------------------------------------------------------------------------------

(1) After the occurrence of either (i) an Event of Default under the Loan Documents or (ii) the date First Union National Bank receives a credit rating of less than "BBB" by S&P.

(2)  $10,451 on a monthly basis ($0.20/SF annually)

(3) $33,333 on a monthly basis ($0.64/SF annually) with an additional one-time payment of $18/SF in the event First Union National Bank terminates its lease with respect to one or more floors. In the event that First Union gives notice to terminate space, all excess cash flow is trapped into the TI/LC reserve . Such notice is required 12 months prior to the date of termination.

(4) If the debt service coverage ratio for the trailing 12-month period is equal to or less than 1.10x, all excess cash flow in the lockbox account is swept into the Debt Service Escrow Fund until the debt service coverage ratio exceeds 1.10x for the trailing 12 months.

(5) $34,742 on a monthly basis ($0.67/SF annually), to be used to pay all sums due under an equipment financing arrangement with Duke Solutions.

(6)  Occupancy as of 9/1/2000 rent roll.

(7) In years 5 or 7, for an $18/SF termination fee, First Union may terminate one or more floors of it's leased space.

(8) Montgomery, McCracken, Walker & Rhoads, LLP (MMW&R) is one of Philadelphia's major law firms with over 160 attorneys.

(9) The Philadelphia Mental Health Care Corporation (PMHCC) is a non-profit organization established in 1987.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       FIRST UNION BUILDING (FLOORS 6-29)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
o Subject property includes 626,594 square feet of Class "A" office space on floors 6-29 which make up the upper-floor condominium of the First Union Building and the adjacent/connected Witherspoon Building, located in the "Center City" district of Philadelphia, Pennsylvania. The subject property is 56.8% occupied by First Union National Bank (S&P: A), under a 10-year, NNN Lease, expiring July 30, 2010. The lower floor condominium, which includes floors B3 through 5 and totals 255,992 square feet, is occupied solely by First Union pursuant to a 20-year NNN lease expiring July 31, 2020.

o In 1996, First Union significantly renovated the First Union Building and the Witherspoon Building at a cost of approximately $43.5 million, with $32.0 million spent over the last 2 years.

o As stated in the appraisal, Center City is characterized by a concentration of high density commercial, residential and institutional land uses. This region contains 85% of the Philadelphia CBD's prime commercial office space and is the destination of 80% of all tourist visits. Class A vacancy is 7% and rental rates are $25.73 psf.

o The subject property is situated along the revitalized Avenue of the Arts, which contains several of the city's cultural institutions, hotels and restaurants. The property is also located adjacent to City Hall and the City Courts, and offers direct concourse access to Philadelphia's mass transit system.

o First Union's parent company, First Union Corporation (NYSE: FTU), is one of the nation's largest banking company with assets totaling $254.0 billion (as of December 31, 2000).

o The borrowing entity is First States Partners 123 South Broad II, L.P., an SPE controlled by First States Partners 123 South Broad II, LLC (1% interest/general partner) and First States Partners II, L.P. (99% interest/limited partner). The principal of the Borrower is Nicholas Schorsch. In 1998, Mr. Schorsch established American Financial Resource Group, Inc., a real estate management company specializing in the acquisition of real estate companies and the development of new commercial real estate projects. Subject property management, First States Management Corp., a Borrower-related entity, currently manages 160 commercial properties comprising over 2.5 million square feet. The Borrower spent $21.0 million of equity purchasing the property.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------
       # OF     AVERAGE BASE                                      % OF TOTAL BASE
      LEASES    RENT PER SF   % OF TOTAL SF   CUMULATIVE % OF SF  RENTAL REVENUES    CUMULATIVE % OF TOTAL
YEAR  ROLLING     ROLLING        ROLLING            ROLLING           ROLLING       RENTAL REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------
2001     9         $10.52          3.8%                3.8%              2.8%                 2.8%
-----------------------------------------------------------------------------------------------------------
2002     4          15.29          1.1                 4.8               1.2                  4.0
-----------------------------------------------------------------------------------------------------------
2003     6          15.13          2.4                 7.2               2.6                  6.6
-----------------------------------------------------------------------------------------------------------
2004     1          13.00          6.5                13.8               6.1                 12.7
-----------------------------------------------------------------------------------------------------------
2005     5          15.56          3.0                16.8               3.4                 16.0
-----------------------------------------------------------------------------------------------------------
2006     0           0.00          0.0                16.8               0.0                 16.0
-----------------------------------------------------------------------------------------------------------
2007     0           0.00          0.0                16.8               0.0                 16.0
-----------------------------------------------------------------------------------------------------------
2008     2          15.04          1.8                18.5               1.9                 17.9
-----------------------------------------------------------------------------------------------------------
2009     0           0.00          0.0                18.5               0.0                 17.9
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      8000 MARINA BOULEVARD OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:        $46,879,957
First Payment Date:                    January 6, 2001
Interest Rate:                         7.8800%
Amortization:                          360 Months
Maturity Date:                         December 6, 2010
Expected Maturity Balance:             $41,901,928
Sponsor(s):                            Matteson Real Estate Equities
Interest Calculation:                  Actual/360
Call Protection:                       Lockout/defeasance until after the date
                                       six months prior to the Maturity Date.
Hyperamortization:                     No
Loan per SF:                           $241
Up-Front Reserves(1):                  Punch-list Reserve:  $100,000
                                       Security Deposits:   $11,311,221
Ongoing Reserves:                      Real Estate Taxes &
                                       Insurance Reserve:   Yes
                                       TI & LC Reserve(2):  Yes
Lockbox:                               Modified
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:                Single Asset
Property Type:                         Office
Location:                              Brisbane, CA
Year Built/Renovated:                  2000/N/A
Square Footage:                        194,399
Occupancy(3):                          100%
Ownership Interest:                    Fee

Major Tenants              NRSF      % of Total NRSF     Lease Expiration
-------------              ----      ---------------     ----------------
Intraspect Software       51,473           26.5%              8/31/09
TurboLinux                50,026           25.7%              6/30/08
Collabnet                 25,737           13.2%              7/31/07

Property Management:                   Matteson Realty Services, Inc.
U/W Net Cash Flow:                     $6,689,805
U/W DSCR:                              1.64x
Appraised Value:                       $70,000,000
Cut-off Date LTV:                      67.0%
Maturity Date LTV:                     59.9%
--------------------------------------------------------------------------------
(1) The Borrower escrowed $100,000 at closing pending confirmation of completion of punch-list items. All of the tenants at 8000 Marina Boulevard have posted security deposits of one year's rent totaling approximately $11,311,221.
(2)  $24,750 on a monthly basis ($1.53 per SF/year).
(3)  Occupancy as of 11/1/00 rent roll.
--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      8000 MARINA BOULEVARD OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
o The subject property is a new, eight-story, 194,399 square foot class "A" office building in Brisbane, CA. Amenities include a high end contemporary configuration with views of the San Francisco Bay, two lobbies, reception areas, conference rooms in every suite, and an on-site parking garage.

o    The subject is located in the South San Francisco/ Brisbane submarket.

o Tenants include Intraspect Software, TurboLinux, Collabnet, Epinions, Classroom Connect, and Colo.com with average in-place rents of $49.00 psf.

o The Sponsor, Matteson Real Estate Equities, Inc., has $500.0 million in assets, with 2001 projected revenues of $55.0 million. The principal of the borrowing entity is Duncan Matteson who also manages the property with the affiliated management group. The principal has over 35 years of real estate experience on the San Francisco peninsula, and currently owns and manages 29 properties within a twenty-mile radius of the subject.

o All of the tenants at 8000 Marina Boulevard have posted significant security deposits totaling approximately $11.3 Letters of Credit.

o Construction cost for the Property, including land owned for some time, was approximately $63.0 million ($320 psf).

o According to the appraisal, vacancy remains less than 3% in the Penninsula market, and was less than 4% dating back to 1994 with the exception of 6% vacancy in 1998.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------------
        # OF    AVERAGE BASE                                     % OF TOTAL BASE
       LEASES   RENT PER SF   % OF TOTAL SF  CUMULATIVE % OF SF  RENTAL REVENUES   CUMULATIVE % OF TOTAL
YEAR   ROLLING    ROLLING        ROLLING           ROLLING           ROLLING      RENTAL REVENUES ROLLING
---------------------------------------------------------------------------------------------------------
2001      0        $0.00           0.0%              0.0%              0.0%                  0.0%
---------------------------------------------------------------------------------------------------------
2002      0         0.00           0.0               0.0               0.0                   0.0
---------------------------------------------------------------------------------------------------------
2003      0         0.00           0.0               0.0               0.0                   0.0
---------------------------------------------------------------------------------------------------------
2004      0         0.00           0.0               0.0               0.0                   0.0
---------------------------------------------------------------------------------------------------------
2005      2        39.00          25.7              25.7              20.4                  20.4
---------------------------------------------------------------------------------------------------------
2006      1        69.00           8.8              34.5              12.4                  32.8
---------------------------------------------------------------------------------------------------------
2007      1        54.00          13.2              47.8              14.5                  47.3
---------------------------------------------------------------------------------------------------------
2008      1        45.00          25.7              73.5              23.6                  70.9
---------------------------------------------------------------------------------------------------------
2009      1        54.00          26.5             100.0              29.1                 100.0
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CNN BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:        $45,905,833
First Payment Date:                    February 11, 2001
Interest Rate:                         7.9500%
Amortization:                          360 Months
ARD:                                   January 11, 2011
Maturity Date:                         January 11, 2031
Expected ARD Balance:                  $41,071,625
Sponsor(s):                            Rosche Finanz
Interest Calculation:                  Actual/360
Call Protection:                       Lockout/Defeasance until 30 days prior to
                                       the ARD.
Hyperamortization:                     After the ARD, the interest rate
                                       increases by 2% to 9.9500% and all excess
                                       cash flow is used to reduce the
                                       outstanding principal balance; the
                                       additional 2% interest is deferred until
                                       the principal balance is zero.
Loan per SF:                           $157
Up-Front Reserves (1):                 TI & LC Reserve:         $1,146,226
Ongoing Reserves:                      Real Estate Taxes &
                                       Insurance Reserve:       Yes
                                       TI & LC Reserve(2):      Yes
                                       Replacement Reserve(3):  Yes
Lockbox:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:                Single Asset
Property Type:                         Office
Location:                              Washington, DC
Year Built/Renovated:                  1990/N/A
Square Footage:                        292,211
Occupancy(4):                          99%
Ownership Interest:                    Fee

Major Tenants          NRSF      % of Total NRSF      Lease Expiration
-------------          ----      ---------------      ----------------

CNN America           84,661           29.0%              12/31/10
GSA-IRS               46,829           16.0%              3/17/03
GSA-HUD               35,853           12.3%              3/10/06

Property Management:                   Union Center Plaza Management Corp.
U/W Net Cash Flow:                     $5,516,542
U/W DSCR:                              1.37x
Appraised Value:                       $62,000,000
Cut-off Date LTV:                      74.0%
ARD LTV:                               66.2%
--------------------------------------------------------------------------------
(1) The Borrower escrowed $1,146,226 at closing to be used to mitigate potential rollover costs for the GSA-GAO and the GSA-IRS space.

(2)  $33,647 on a monthly basis ($1.38/SF annually)

(3)  $6,122 on a monthly basis ($0.25/SF annually)

(4)  Occupancy as of 1/1/2001 rent roll.
--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CNN BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
o Subject property is an 11-story, 292,211 square foot, office building located in Washington, D.C. and constructed in 1990.

o The subject is located at 820 First Street N.E. adjacent to Union Station in the Capitol Hill submarket of the Washington, D.C. CBD. This location benefits from its proximity to government agency complexes and Union Station which offers convenient metro access.

o Tenants include the regional headquarters for CNN, a subsidiary of Time Warner Communications (S&P: BBB) and a variety of GSA tenants. GSA tenants occupy 45% of the building and CNN occupies 30.0% of the space. The CNN Building also has a three-level parking garage with 205 spaces.

o The borrower is Rosche/820 First Street, N.E., L.L.C., a SPE sponsored by the Rosche Finanz. The Sponsor is a German equity fund that has ownership interests in over three million square feet of U.S. commercial real estate, including ownership of two of the four buildings in Union Center Plaza.

o The property is managed by Union Center Plaza Management Corp. (UCPM). UCPM is a wholly owned subsidiary of the developer and currently manages approximately 1.5 million square feet in the Washington, D.C. area.

o The CNN Borrower Escrowed $1,146,226 at closing to be used to mitigate potential rollover costs for the imminent GSA-GAO space. GSA has renewed a portion of this space and Arthur Andersen has leased the remainder of expired space as of 4/1/01.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------------------------
                     AVERAGE
                    BASE RENT                                     % OF TOTAL BASE
       # OF LEASES    PER SF   % OF TOTAL SF  CUMULATIVE % OF SF  RENTAL REVENUES   CUMULATIVE % OF TOTAL
YEAR     ROLLING     ROLLING      ROLLING           ROLLING           ROLLING      RENTAL REVENUES ROLLING
----------------------------------------------------------------------------------------------------------
2001        4        $26.23         8.6%               8.6%              8.1%                 8.1%
----------------------------------------------------------------------------------------------------------
2002        1         25.53         0.2                8.7               0.1                  8.2
----------------------------------------------------------------------------------------------------------
2003        5         26.02        32.9               41.7              30.7                 38.9
----------------------------------------------------------------------------------------------------------
2004        0          0.00         0.0               41.7               0.0                 38.9
----------------------------------------------------------------------------------------------------------
2005        1         29.00         4.5               46.2               4.7                 43.6
----------------------------------------------------------------------------------------------------------
2006        3         29.03        20.8               67.0              21.6                 65.2
----------------------------------------------------------------------------------------------------------
2007        1         26.55         1.0               68.0               0.9                 66.1
----------------------------------------------------------------------------------------------------------
2008        0          0.00         0.0               68.0               0.0                 66.1
----------------------------------------------------------------------------------------------------------
2009        1          0.00         2.1               70.0               0.0                 66.1
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 GLENDALE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:        $37,000,000
First Payment Date:                    February 11, 2001
Interest Rate:                         7.2000%
Amortization:                          305 Months
Anticipated Repayment Date (ARD):      January 11, 2011
Expected ARD Balance:                  $32,307,188
Maturity Date:                         July 11, 2028
Sponsor(s):                            Bank of America (70% controlling
                                       interest) Maguire Partners (30%)
Interest Calculation:                  Actual/360
Call Protection:                       Lockout/Defeasance until two months
                                       prior to the Maturity Date
Hyperamortization:                     After the ARD, the interest rate
                                       increases by 2% to 9.2000% and all excess
                                       cash flow is used to reduce the
                                       outstanding principal balance; the
                                       additional 2% interest is deferred until
                                       the principal balance is zero.
Loan per SF:                           $98
Up-Front Reserves(1):                  Engineering Reserve:       $38,750
                                       Time Warner Escrow:        $1,184,925

Ongoing Reserves:                      Real Estate Taxes &        Yes
                                       Insurance Reserve (1):
                                       Replacement Reserve(2):    Springing
                                       TI & LC:(3)                Springing
Lockbox:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:                Single Asset
Property Type:                         Office
Location:                              Glendale, CA
Year Built/Renovated:                  1973/1997
Square Footage:                        376,396
Occupancy(4):                          97%
Ownership Interest:                    Fee

Major Tenants:         NRSF       %of NRA     Lease Exp.
--------------         ----       -------     ----------

Disney                156,215      41.5%      6/30/2011

Bank of America       136,030      36.1%      4/30/2013

AOL/Time Warner        70,134      18.6%      4/30/2006

Property Management:                   Maguire Thomas Partners-Glendale, LLC
U/W Net Cash Flow:                     $8,625,171
U/W DSCR:                              2.72x
Appraised Value:                       $96,000,000
Cut-off Date LTV:                      38.5%
ARD LTV:                               33.7%
--------------------------------------------------------------------------------
(1) The Borrower escrowed 125% of the engineer's cost estimate for the completion of deferred maintenance. The Borrower also escrowed the free rent carryover from Borrower's predecessor which will burn off by 5/1/2001.

(2) $6,271 on a monthly basis ($0.20/SF annually) in an Event of Default as defined in the Loan Documents.

(3) $24,969 on a monthly basis ($0.80/SF annually) in an Event of Default as defined in the Loan Documents.

(4)  Occupancy is as of 10/31/2000 rent roll.
--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 GLENDALE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
o This loan is considered by the rating agencies to be an Investment Grade loan.

o Subject property includes a 14-story 376,396 square foot class A office building located in Glendale, CA and constructed in 1973 with extensive renovation in 1997. The collateral also includes an adjacent six-level parking structure containing 1,249 spaces, and a 12,110 square foot separate retail branch building.

o The subject is located on North Brand Boulevard, the primary commercial corridor in Glendale at the intersection with the Ventura Freeway, which is situated in the north/central portion of Los Angeles County, California

o Tenants include Bank of America (S&P: AA-), Time Warner (S&P: BBB), and Disney (S&P: A) who occupy 97% of the property at below market rents.

o The borrower is a SPE sponsored jointly by the Bank of America Real Estate Services, Inc. ("BARSI") (70% controlling interest) and Maguire Partners (30%). In 1995, Maguire joined BARSI to redevelop the existing building. The Maguire Partners have developed approximately 10.0 million square feet of real estate in the Los Angeles area.

o The property is managed by an affiliate of the Maguire Partners. Maguire Partners is a developer on the West Coast with over 15.0 million square feet of various types of real estate.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------
                      AVERAGE
                     BASE RENT                                     % OF TOTAL BASE
        # OF LEASES    PER SF   % OF TOTAL SF  CUMULATIVE % OF SF  RENTAL REVENUES   CUMULATIVE % OF TOTAL
YEAR      ROLLING     ROLLING      ROLLING           ROLLING           ROLLING      RENTAL REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------
2001         1        $18.00          0.5%             0.5%              0.5%                  0.5%
-----------------------------------------------------------------------------------------------------------
2002         0          0.00          0.0              0.5               0.0                   0.5
-----------------------------------------------------------------------------------------------------------
2003         0          0.00          0.0              0.5               0.0                   0.5
-----------------------------------------------------------------------------------------------------------
2004         0          0.00          0.0              0.5               0.0                   0.5
-----------------------------------------------------------------------------------------------------------
2005         0          0.00          0.0              0.5               0.0                   0.5
-----------------------------------------------------------------------------------------------------------
2006         1         17.50         18.6             19.1              17.2                  17.7
-----------------------------------------------------------------------------------------------------------
2007         0          0.00          0.0             19.1               0.0                  17.7
-----------------------------------------------------------------------------------------------------------
2008         0          0.00          0.0             19.1               0.0                  17.7
-----------------------------------------------------------------------------------------------------------
2009         0          0.00          0.0             19.1               0.0                  17.7
-----------------------------------------------------------------------------------------------------------
2010         1         25.94         12.4             31.5              17.0                  34.7
-----------------------------------------------------------------------------------------------------------
2011         1         15.58         41.5             73.0              34.2                  68.9
-----------------------------------------------------------------------------------------------------------
2012         0          0.00          0.0             73.0               0.0                  68.9
-----------------------------------------------------------------------------------------------------------
2013         2         24.78         23.8             96.8              31.1                 100.0
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CHELSEA RIDGE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:        $36,162,943
First Payment Date:                    February 11, 2001
Interest Rate:                         7.1500%
Amortization:                          360 months
Anticipated Repayment Date (ARD):      January 11, 2011
Expected ARD Balance:                  $31,727,382
Maturity Date:                         January 11, 2031
Sponsor(s):                            AIMCO
Interest Calculation:                  Actual/360
Call Protection:                       Lockout/Defeasance until five months
                                       prior to the ARD
Hyperamortization:                     After the ARD, the interest rate
                                       increases by 2% to 9.1500% and all excess
                                       cash flow is used to reduce the
                                       outstanding principal balance; the
                                       additional 2% interest is deferred until
                                       the principal balance is zero.
Loan per unit:                         $43,309
Up-Front Reserves(1):                  Environmental Escrow      $41,250
On-going Reserves(2):                  Replacement Reserve       Springing
Lockbox:                               Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:                Single Asset
Property Type:                         Multifamily
Location:                              Wappingers Falls, NY
Year Built/Renovated:                  1966/1978
Units:                                 835
Occupancy(3):                          100%
Ownership Interest:                    Fee
Property Management:                   AIMCO Properties, LP
U/W Net Cash Flow:                     $4,193,997
U/W DSCR:                              1.43x
Appraised Value:                       $50,300,000
Cut-off Date LTV:                      71.9%
ARD LTV:                               63.1%
--------------------------------------------------------------------------------
(1) The Chelsea Ridge Borrower escrowed 125% of the engineer's cost estimate for the completion of environmental remediation.

(2) $20,875 on a monthly basis ($300/unit annually) requirement is waived until the earlier to occur of (i) two months prior to the Anticipated Repayment Date, (ii) an Event of Default, (iii) a default under the property management agreement and (iv) AIMCO Properties, L.P.'s long-term senior unsecured debt rating falls below "BB" as determined by S&P and the debt service coverage ratio is less than 1.10x.

(3)  Occupancy is as of 12/19/00 rent roll.
--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CHELSEA RIDGE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
o Subject property is an 835 unit, garden-style multifamily complex located on 99-acres, with a commercial parcel containing three structures for retail use. The subject property's amenities include a fitness center, a swimming pool, three tennis courts, a basketball court, several children's playgrounds, and laundry facilities in each building.

o The property is located in the city of Wappingers Falls, within Duchess County, one of the seven counties that comprise the mid-Hudson Valley region of New York State. IBM was founded in Duchess County and continues to be a major employer in the area; in 2000, IBM announced it would invest $2.5 billion in a new chip-making facility in Duchess County.

o The property is currently 100% occupied, comprised primarily of one bedroom/one bath apartments with 265 two bedroom/one-two bath apartments and 12 three bedroom/two bath apartments. The property displays below market rents and offers free gas, water and cable television, which is unique to the local market.

o The borrower is AIMCO Chelsea Ridge, LLC a SPE controlled by Apartment Investment and Management Company (AIMCO). AIMCO is the largest operator of multifamily properties in the nation with total assets in excess of $8.0 billion. AIMCO operates 1,720 properties, including approximately 326,000 apartment units, and serves approximately one million residents.

o The property is managed by an in-house arm of AIMCO. AIMCO possesses a tremendous amount of experience, managing 1,720 properties. They plan on implementing a number of cost-cutting measures including, but not limited to, significantly reducing the number of onsite personnel.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 2001 YORK ROAD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:        $31,000,000
First Payment Date:                    February 6, 2001
Interest Rate:                         7.6500%
Amortization:                          Interest Only for first 12 months;
                                       360-months thereafter
Maturity Date:                         January 6, 2011
Expected Maturity Balance:             $27,967,440
Sponsor(s):                            John Buck
Interest Calculation:                  Actual/360
Call Protection:                       Lockout/Defeasance until after the date
                                       six months prior to the Maturity Date
Loan per SF:                           $168
On-going Reserves:                     Real Estate Taxes &
                                       Insurance Reserve:       Yes

                                       Replacement Reserve(1):  Springing
                                       TI&LC Reserve(2):        Springing
Lockbox:                               Modified
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:                Single Asset
Property Type:                         Office
Location:                              Oak Brook, IL
Year Built/Renovated:                  2000/N/A
Square Footage:                        184,017
Occupancy(3):                          97%
Ownership Interest:                    Fee

Major Tenants                  NRSF        % of Total NRSF      Lease Expiration
-------------                  ----        ---------------      ----------------
TCI Great Lakes, Inc.(4)      134,132           72.9%                4/30/12
P&O Nedlloyd Limited           29,736           16.2%                3/31/10
Prism Communication (5)         7,290            3.96%               1/31/10

Property Management:                   Buck Management Group LLC
U/W Net Cash Flow:                     $3,427,539
U/W DSCR(6):                           1.30x
Appraised Value:                       $40,000,000
Cut-off Date LTV:                      77.5%
Maturity Date LTV:                     69.9%
--------------------------------------------------------------------------------

(1) Starting in month 37, $2,300 ($0.15/SF annually) on a monthly basis capped at $55,200.

(2) In the last two years of the loan, all excess cash flow will be swept to address AT&T lease rollover, (projected to be $35/SF).

(3)  Occupancy is as of 2/1/2001 rent roll.

(4)  TCI is a wholly owned subsidiary of AT&T (Moody's: A2).

(5) Prism, whose parent is Comdisco (S&P: BBB), does not operate in this space, although their equipment is present. The rent is paid monthly and is guaranteed by Comdisco through the term of the lease.

(6)  DSCR is calculated based on the amortizing payment amount.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 2001 YORK ROAD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
o The subject property is a newly constructed five-story, 184,017 square foot class "A" office building in Oak Brook, Illinois. Adjacent to the subject is a three-story, 950 space parking garage and surface parking, for which the property has a perpetual easement.

o The subject is located at the convergence of two major toll-ways in Oak Brook, Illinois. Oak Brook, located 25 miles west of the Chicago CBD, is an affluent, established community.

o The property's amenities include a full-service health club and a food service run by a third-party on the concourse level, fiber optic cabling throughout the building and a heated tunnel to the parking garage. Diverse tenants engage in a variety of local, regional, and national businesses.

o The borrower is Buck 2001, L.L.C., a SPE with the principals of the John Buck Company as its managing members. The John Buck Company began operations in 1981 and is a full service commercial real estate company.

o The property will be managed by the John Buck Company's management arm. The company has developed over $2.5 billion of real estate with 24.0 million square feet in a variety of real estate properties.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------
                      AVERAGE
                     BASE RENT                                      % OF TOTAL BASE
        # OF LEASES    PER SF   % OF TOTAL SF  CUMULATIVE % OF SF   RENTAL REVENUES   CUMULATIVE % OF TOTAL
YEAR      ROLLING     ROLLING      ROLLING           ROLLING            ROLLING      RENTAL REVENUES ROLLING
------------------------------------------------------------------------------------------------------------
2001         1         $0.00         0.9%              0.9%               0.0%                  0.0%
------------------------------------------------------------------------------------------------------------
2002         0          0.00         0.0               0.9                0.0                   0.0
------------------------------------------------------------------------------------------------------------
2003         0          0.00         0.0               0.9                0.0                   0.0
------------------------------------------------------------------------------------------------------------
2004         0          0.00         0.0               0.9                0.0                   0.0
------------------------------------------------------------------------------------------------------------
2005         1         19.00         3.3               4.2                3.6                   3.6
------------------------------------------------------------------------------------------------------------
2006         0          0.00         0.0               4.2                0.0                   3.6
------------------------------------------------------------------------------------------------------------
2007         1         19.00         3.8               8.0                4.2                   7.8
------------------------------------------------------------------------------------------------------------
2008         0          0.00         0.0               8.0                0.0                   7.8
------------------------------------------------------------------------------------------------------------
2009         0          0.00         0.0               8.0                0.0                   7.8
------------------------------------------------------------------------------------------------------------
2010         3         19.87        15.9              23.9               18.3                  26.0
------------------------------------------------------------------------------------------------------------
2011         0          0.00         0.0              23.9                0.0                  26.0
------------------------------------------------------------------------------------------------------------
2012         1         17.59        72.9              96.8               74.0                 100.0
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         BELCREST REALTY HD 1 PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance(1):     $28,812,115
First Payment Date:                    May 1, 2000
Interest Rate:                         8.5600%
Amortization:                          360 Months
Maturity Date:                         April 1, 2010
Expected Maturity Balance(1):          $26,265,154
Sponsor(s):                            Belcrest Realty (Eaton Vance)
                                       Alliance Holdings, LLC
Interest Calculation:                  Actual/360
Call Protection:                       Lockout/Defeasance until after the date
                                       six months prior to the Maturity Date.
Loan per unit(1):                      $32,121
Up-Front Reserves(1):                  Engineering  Reserve(2):  $116,875
On-Going Reserves(1):                  Real Estate Tax &         Yes
                                       Insurance Reserve:

                                       Replacement Reserve(3):   Yes
Lockbox:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:                Portfolio
Property Type:                         Multifamily
Location:                              Various
Year Built/Renovated:                  Various
Units(1):                              897
Occupancy(4):                          89%
Ownership Interest:                    Fee
Property Management:                   Alliance Residential Management, L.L.C.
U/W Net Cash Flow(1):                  $3,294,017
U/W DSCR(1):                           1.22x
Appraised Value(1):                    $37,700,000
Cut-off Date LTV(1):                   76.4%
Maturity Date LTV(1):                  69.7%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                ALLOCATED    PROPERTY    OWNERSHIP  YEAR BUILT/
PROPERTY                       LOCATION        LOAN AMOUNT     TYPE       INTEREST   RENOVATED    OCCUPANCY   UNITS
-------------------------------------------------------------------------------------------------------------------
Colony of Stone Mountain       Stone           $14,935,896  Multifamily     Fee      1969/1999       83%       404
Apartments                     Mountain, GA
Cedarbrook Apartments          Dallas, TX        5,670,202  Multifamily     Fee      1986/1999       96%       200
Orange Orlando Apartments      Orlando, FL       4,579,105  Multifamily     Fee      1973/1999       95%       165
River Road Terrace Apartments  Ettrick, VA       3,626,913  Multifamily     Fee      1974/1998       96%       128
-------------------------------------------------------------------------------------------------------------------
TOTAL                                          $28,812,115                                           89%       897
-------------------------------------------------------------------------------------------------------------------

(1)  For the Belcrest Realty HD1 Portfolio in the aggregate.

(2) At origination, the Borrower held back approximately 125% of the engineer's estimate for immediate repair cost.

(3)  $18,688 on a monthly basis ($250/unit annually)

(4) Occupancy is as of 12/22/00 rent roll for Cedarbrook Apartments, River Road Terrace Apartments, and Orange Orlando Apartments. Occupancy is as of 2/5/01 rent roll for Colony of Stone Mountain Apartments.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         BELCREST REALTY HD 1 PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
o The loan is secured by 4 garden-style multifamily projects. The subject properties' amenities include swimming pools, surface and covered parking, laundry facilities, extensive landscaping and onsite management/leasing offices.

o Cedarbrook Apartments, Colony of Stone Mountain Apartments, Orange Orlando Apartments, and River Road Terrace Apartments were all substantially renovated in 1998/1999 at an average cost of $2,086/unit.

o The physical rehabilitation, which took place prior to Column's loan financing, has positioned these assets to raise rents to the current market rents of renovated units in comparable properties while simultaneously allowing the properties to upgrade their tenant profile.

o The subject properties secure a single Mortgage Note. The borrowing entity is a special purpose entity 100% owned jointly by Belcrest Realty, a real estate fund with Eaton Vance Corp. and Alliance Holdings, L.L.C ("Alliance"), whose principals include Andrew Schor and Steven Ivankovich.

o Eaton Vance Corp. manages over $42.0 billion in assets in over 70 mutual funds as well as managing individual and institutional accounts for retirement plans, pension funds and endowments.

o Alliance is a privately owned real estate investment, development, and finance firm concentrated in the multifamily housing business. Alliance and its affiliates own interests in and manage approximately 46,000 units throughout Texas, the Midwest and along the eastern seaboard from Virginia and Florida. Alliance Residential Management, L.L.C, the property manager and an affiliate of the Borrower, has approximately 1,200 employees and is headquartered in Houston, Texas.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MAGIC VALLEY MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:        $24,299,334
First Payment Date:                    October 11, 2000
Interest Rate:                         8.2100%
Amortization:                          360 Months
Anticipated Repayment Date (ARD):      September 11, 2010
Expected ARD Balance:                  $21,921,764
Maturity Date:                         September 11, 2030
Sponsor(s):                            Gregory Greenfield and Associates
Interest Calculation:                  Actual/360
Call Protection:                       Lockout/Defeasance until three months
                                       prior to the ARD.
Hyperamortization:                     After the ARD, the interest rate
                                       increases by 2% to 10.2100% and all NRSF
                                       excess cash flow is used to reduce the
                                       outstanding principal balance; the
                                       additional 2% interest is deferred until
                                       the principal balance is zero.
Loan per SF:                           $66
Up-Front Reserves(1):                  Engineering Escrow:       $5,875
                                       Environmental Escrow:     $438
                                       Initial TI & LC:          $609,000
On-going Reserves:                     Real Estate Taxes &
                                       Insurance Reserve:        Yes
                                       Replacement Reserve:(2)   Yes
                                       Debt Service (3):         Springing
                                       TI & LC(4):               Springing
Lockbox:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:                Single Asset
Property Type:                         Retail
Property Sub-Type:                     Anchored
Location:                              Twin Falls, ID
Year Built/Renovated:                  1985/1997
Square Footage:                        368,325
Occupancy(5):                          94%
Ownership Interest:                    Fee

Major Tenants                 NRSF         % of Total NRSF      Lease Expiration
-------------                 ----         ---------------      ----------------
Sears Roebuck & Company      67,671             18.4%                8/01/09
The Bon, Inc.                60,340             16.4%                1/29/08
J.C. Penney Company          49,246             13.4%                10/31/06

Property Management:                   Jones Lang LaSalle Americas, Inc.
U/W Net Cash Flow:                     $2,854,794
U/W DSCR:                              1.30x
Appraised Value:                       $33,500,000
Cut-off Date LTV:                      72.5%
ARD LTV:                               65.4%
--------------------------------------------------------------------------------

(1) At origination the Borrower escrowed for leasing costs associated with non-anchor space at the mall. The Borrower also escrowed 125% of the cost of the engineer's recommended deferred maintenance in addition to 125% of the estimated cost of the engineer's recommendation to develop and implement an asbestos O&M Plan.

(2)  $4,606 on a monthly basis ($0.15/SF annually)

(3) If the debt service coverage ratio for the trailing 12 month period is equal to or less than 1.10x, all excess cash flow in the lockbox account is swept into the Debt Service Escrow Fund until the debt service coverage ratio exceeds 1.10x for the trailing 12 months.

(4) In the event that J.C. Penney, The Bon, Inc. or Sears Roebuck & Co. fails to renew its lease for a term of at least five years, all excess cash flow is deposited into the TI&LC reserve.

(5)  Occupancy is as of 9/30/00

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CF2         COLLATERAL AND STRUCTURAL TERM SHEET         APRIL 4, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MAGIC VALLEY MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
o Subject property includes a 368,325 square foot regional mall located in Twin Falls, Idaho and constructed in 1985 with extensive renovations in 1997.

o Located in the south-central portion of the state, Twin Falls is the agricultural center of the Magic Valley region. Magic Valley Mall has an 80 mile trade area, serving approximately 186,802 persons who have easy access to the property via US Highway 93 and Interstate 84. The nearest mall is more than two hours from the subject.

o The subject's improvements consist of an enclosed retail shopping mall with four anchors. The Property is anchored by Sears (S&P: A-), J.C. Penney (S&P: BBB-), Bon Marche (S&P: BBB+), and Shopko (S&P: BB). 1999 sales and occupancy costs for the three anchors were: Sears $212 psf, 1.81% occupancy cost; J.C. Penney $170 psf, 2.25% occupancy cost; Bon Marche $163 psf, 2.54% occupancy cost. In addition to these stores, the center includes 77 other regional and national tenants including EyeMasters with sales of $103 psf, GNC with sales of $350 psf, Barnes & Noble with sales of $125 psf, and Subway with sales of $419 psf.

o The Borrowing entity is Magic Valley Partners, L.P., a SPE with the General Partner being wholly owned by Gregory Greenfield and Associates, Ltd. The Sponsor is Gregory Greenfield and Associates, a retail real estate investment, leasing, and development company. GG&A's portfolio currently includes 2.7 million square feet of retail space, including five regional malls with an estimated value of $250.0 million.

o The property is managed by Jones Lang LaSalle Americas, Inc., a leading real estate services and investment firm, operating across 96 key markets in 34 countries on five continents. The company provides comprehensive real estate services including leasing, investment, and financial services management.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------------
                    AVERAGE
                   BASE RENT                                     % OF TOTAL BASE
      # OF LEASES    PER SF   % OF TOTAL SF  CUMULATIVE % OF SF  RENTAL REVENUES   CUMULATIVE % OF TOTAL
YEAR    ROLLING     ROLLING      ROLLING           ROLLING           ROLLING      RENTAL REVENUES ROLLING
---------------------------------------------------------------------------------------------------------
2001      11        $14.95         6.5%               6.5%             11.4%                 11.4%
---------------------------------------------------------------------------------------------------------
2002       9         13.91         7.3               13.8              11.9                  23.2
---------------------------------------------------------------------------------------------------------
2003       9         15.28         4.7               18.5               8.3                  31.6
---------------------------------------------------------------------------------------------------------
2004       6         16.06         3.8               22.3               7.1                  38.6
---------------------------------------------------------------------------------------------------------
2005       5         17.68         4.8               27.0               9.8                  48.5
---------------------------------------------------------------------------------------------------------
2006       8          6.34        16.9               43.9              12.5                  61.0
---------------------------------------------------------------------------------------------------------
2007       5         10.69         3.8               47.7               4.7                  65.7
---------------------------------------------------------------------------------------------------------
2008       6          6.87        20.0               67.7              16.0                  81.7
---------------------------------------------------------------------------------------------------------
2009       3          4.52        20.0               87.6              10.5                  92.2
---------------------------------------------------------------------------------------------------------
2010       0          0.00         0.0               87.6               0.0                  92.2
---------------------------------------------------------------------------------------------------------
2011       0          0.00         0.0               87.6               0.0                  92.2
---------------------------------------------------------------------------------------------------------
2012       0          0.00         0.0               87.6               0.0                  92.2
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        REAL ESTATE DEBT CAPITAL MARKETS
--------------------------------------------------------------------------------
CONTACT              PHONE             FAX              E-MAIL
--------------------------------------------------------------------------------
Ken Rivkin           212.325.3295      212.325.8104     KEN.RIVKIN@CSFB.COM
Managing Director


Barry Polen          212.325.3295      212.325.8104     BARRY.POLEN@CSFB.COM
Director

Gloria Park          212.325.4898      212.325.8105     GLORIA.PARK@CSFB.COM
Director

Jason Fruchtman      212.325.3492      212.325.8105     JASON.FRUCHTMAN@CSFB.COM
Analyst

Martin Gilligan      212.538.3295      212.325.8105     MARTIN.GILLIGAN@CSFB.COM
Analyst
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               STRUCTURED FINANCE
--------------------------------------------------------------------------------
CONTACT              PHONE             FAX              E-MAIL
--------------------------------------------------------------------------------
Anand Gajjar         212.538.6415      212.743.5530     ANAND.GAJJAR@CSFB.COM
Managing Director

Jeff Altabef         212.325.5584      212.743.5227     JEFFREY.ALTABEF@CSFB.COM
Director

Steve Lumer          212.325.3139      212.743.5236     STEVEN.LUMER@CSFB.COM
Director

Rachel Bluth         212.325.5579      212.743.5575     RACHEL.BLUTH@CSFB.COM
Associate

Prashant Arul Raj    212.538.5773      212.743.5171     PRASHANT.RAJ@CSFB.COM
Analyst

Taylor Meyer         212.325.2298      212.743.5232     TAYLOR.MEYER@CSFB.COM
Analyst
--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated (the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------